SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

STERIS Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	0-20165	34-1482024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	Exhibits.

(c)	The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99	Press release, dated July 24, 2003, issued by STERIS Corporation

ITEM 9.	Regulation FD Disclosure (Information provided under Item 12 – Results of Operations and Financial Condition).

The following information is disclosed pursuant to Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the SEC in Release No. 33-8216.

The purpose of this Current Report on Form 8-K is to furnish, as required by Item 12 of Form 8-K, the press release in connection with the fiscal 2004 first quarter results of operation issued by STERIS Corporation on July 24, 2003. The release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By:	/s/ LAURIE BRLAS
Laurie Brlas Senior Vice President and Chief Financial Officer

Date: July 24, 2003

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